Exhibit 99.6a
                                                                 -------------
                                                                EXECUTION COPY


               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

         THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this "Assignment"), dated as of July 1, 2006, is entered into among Morgan Stanley Capital I Inc., a Delaware corporation (the "Depositor"), Morgan Stanley Mortgage Capital Inc. ("MSMCI"), American Home Mortgage Corp., as seller (the "Seller"), and acknowledged by LaSalle Bank National Association, as trustee (the "Trustee") of Morgan Stanley Mortgage Loan Trust 2006-9AR (the "Trust").

                                   RECITALS

         WHEREAS MSMCI and the Seller have entered into a certain Mortgage Loan Purchase And Warranties Agreement, dated as of November 1, 2003, as amended by Amendment No. 1, dated as of November 30, 2004 (the "November Purchase Agreement") and a certain Second Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of December 1, 2005 (the "December Purchase Agreement" and together with the November Purchase Agreement, the "Purchase Agreements"), pursuant to which MSMCI has acquired certain Mortgage Loans pursuant to the terms of the Purchase Agreements;

         WHEREAS, in connection with the transfer of the Mortgage Loans hereunder, the Seller agrees that, from and after the date hereof, each Mortgage Loan transferred hereunder will be subject to the December Purchase Agreement;

         WHEREAS the Depositor has agreed, on the terms and conditions contained herein, to purchase from MSMCI certain of the Mortgage Loans (the "Specified Mortgage Loans") which are subject to the provisions of the Purchase Agreements and are listed on the mortgage loan schedule attached as
Exhibit I hereto (the "Specified Mortgage Loan Schedule"); and

         WHEREAS the Trustee, on behalf of the Trust, has agreed, on the terms and conditions contained herein, to purchase from the Depositor the Specified Mortgage Loans;

         NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

         1.     Assignment and Assumption

         (a) On and of the date hereof, MSMCI hereby sells, assigns and transfers to the Depositor all of its right, title and interest in the Specified Mortgage Loans and all rights and obligations related thereto as provided under the Purchase Agreements to the extent relating to the Specified Mortgage Loans, the Depositor hereby accepts such assignment from MSMCI (the "First Assignment and Assumption"), and the Seller hereby acknowledges the First Assignment and Assumption.

                  MSMCI specifically reserves and does not assign to the Depositor hereunder any and all right, title and interest in, to and under and all obligations of MSMCI with respect to any Mortgage Loans subject to the Purchase Agreements which are not the Specified Mortgage Loans.

         (b) On and of the date hereof, immediately after giving effect to the First Assignment and Assumption, the Depositor hereby sells, assigns and transfers to the Trustee, on behalf of the Trust, all of its right, title and interest in the Specified Mortgage Loans and all rights and obligations related thereto as provided under the Purchase Agreements to the extent relating to the Specified Mortgage Loans, and the


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Trustee, on behalf of the Trust, hereby accepts such assignment from the
Depositor (the "Second Assignment and Assumption"), and the Seller hereby acknowledges the Second Assignment and Assumption.

         (c) On and as of the date hereof, MSMCI represents and warrants to the Depositor and the Trustee that MSMCI has not taken any action that would serve to impair or encumber the respective ownership interests of the Depositor and the Trustee in the Specified Mortgage Loans since the date of MSMCI's acquisition of the Specified Mortgage Loans.

         2. Recognition of Trustee

         (a) From and after the date hereof, both MSMCI and the Seller shall note the transfer of the Specified Mortgage Loans to the Trustee, in their respective books and records and shall recognize the Trustee, on behalf of the Trust, as of the date hereof, as the owner of the Specified Mortgage Loans. It is the intention of the Seller, the Depositor, the Trustee and MSMCI that this Assignment shall be binding upon and inure to the benefit of the Depositor, the Trustee and MSMCI and their respective successors and assigns.

         (b) Without in any way limiting the foregoing, the parties confirm that this Assignment includes the rights relating to amendments or waivers under the Purchase Agreements. Accordingly, the right of MSMCI to consent to any amendment of the Purchase Agreements and its rights concerning waivers as set forth in Section 23 of the December Purchase Agreement shall be exercisable, to the extent any such amendment or waiver affects the Specified Mortgage
Loans or any of the rights under the Purchase Agreements with respect thereto, solely by the Trustee as assignee of MSMCI.

         (c) It is expressly understood and agreed by the parties hereto that
(i) this Assignment is executed and delivered by LaSalle Bank National Association, not individually or personally but solely on behalf of the Trust, as the Assignee, in the exercise of the powers and authority conferred and vested in it, as Trustee, pursuant to the Pooling and Servicing Agreement,
(ii) each of the representations, undertakings and agreements herein made on the part of Assignee is made and intended not as personal representations, undertakings and agreements by LaSalle Bank National Association but is made and intended for the purpose of binding only the Trust , (iii) nothing herein contained shall be construed as creating any liability for LaSalle Bank National Association, individually or personally, to perform any covenant (either express or implied) contained herein and (iv) under no circumstances shall LaSalle Bank National Association be personally liable for the payment of any indebtedness or expenses of the Trust, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Assignment and (v) all recourse for any payment liability or other obligation of the Assignee shall be had solely to the assets of the Trust.

         3. Representations and Warranties

         (a) The Depositor represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Seller or MSMCI other than those contained in the Purchase Agreements or this Assignment.

         (b) Each of the parties hereto represents and warrants that it is duly and legally authorized to enter into this Assignment.

         (c) Each of the Depositor, MSMCI and the Seller represents and warrants that this Assignment has been duly authorized, executed and delivered by it and (assuming due authorization,


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execution and delivery thereof by each of the other parties hereto)
constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

         (d) The Seller hereby restates, as of July 31, 2006 (the "Closing Date") among the Depositor, Wells Fargo Bank, National Association, as securities administrator and master servicer, and the Trustee), the representations and warranties set forth in Sections 9.01 and 9.02 of the Purchase Agreements, with respect to each of the Specified Mortgage Loans that were sold by it under the Purchase Agreements, to and for the benefit of the Depositor, the securities administrator, the Trustee and the Trust, and by this reference incorporates such representations and warranties herein, as of such Closing Date; provided, however, that instead of the representation and warranty set forth in Subsection 9.02(b), the Seller hereby represents and warrants that as of the Closing Date, none of the Specified Mortgage Loans are contractually past due by more than 30 days.

         4. Future Covenants

         (a) For the purpose of satisfying the reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Company shall (i) promptly provide the Depositor and the Securities Administrator written notice substantially in the form of Exhibit II (A) any material litigation or governmental proceedings pending against the Company, (B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Company, with respect to such Securitization Transaction, (C) any Event of Default under the terms of this Agreement or any Reconstitution Agreement, (D) any merger, consolidation or sale of substantially all of the assets of the Company and (E) the Company's entry into an agreement with a Subcontractor to perform or assist the Company with the performance of any of the Company's obligations under this Agreement or any Reconstitution Agreement and (ii) provide to the Depositor and the Securities Administrator a description of such proceedings, affiliations or relationships.

         (b) Indemnification; Remedies.

             (i) The Company shall indemnify the Depositor, each affiliate of the Depositor, and each of the following parties participating in a Securitization Transaction: each sponsor and issuing entity; each Person (including but not limited to each master servicer, if applicable) responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction; each broker dealer acting as underwriter, placement agent or initial purchaser, each Person who controls any of such parties or the Depositor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange
Act); and the respective present and former directors, officers, employees, agents and affiliates (each, an "Indemnified Party") of each of the foregoing and of the Depositor, and shall hold each of them harmless from and against any claims, losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

                           (1) (A) any untrue statement of a material fact contained or alleged to be contained in any information, report or other material provided under this Section 4 by or on behalf of the Company, (collectively, the "Company Information"), or (B) the omission or alleged omission to state in the


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

         Company Information a material fact required to be stated in the Company Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the Company Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Company Information or any portion thereof is presented together with or separately from such other information;

                           (2) any breach by the Company under this Section 4, including particularly any failure by the Company to deliver any information, report or other material when and as required under this
         Section 4; or

                           (3) negligence, bad faith or willful misconduct of the Company in connection with its performance under this Section 4.

             (ii) If the indemnification provided for herein is unavailable or insufficient to hold harmless an Indemnified Party, then the Company agrees that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the Company on the other

             (iii) In the case of any failure of performance described in clause (a) of this Section 4, the Company shall promptly reimburse the Purchaser, any Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Company.

             (iv) This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

             5.   Continuing Effect

             Except as contemplated hereby, the Purchase Agreements shall remain in full force and effect in accordance with its terms.

             6.   Governing Law

             This Assignment and the rights and obligations hereunder shall be governed by and construed in accordance with the internal laws of the State of New York.

             7.   Notices

             Any notices or other communications permitted or required under the Purchase Agreements to be made to the Depositor and the Trustee shall be made in accordance with the terms of the Purchase Agreements and shall be sent to the Depositor and Trustee as follows:


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

         In the case of MSMCI:
                  Morgan Stanley Mortgage Capital Inc.
                  1221 Avenue of the Americas
                  New York, New York 10020
                  Attention: Morgan Stanley Mortgage Loan Trust 2006-9AR

         With a copy to:

                  Morgan Stanley & Co. Incorporated
                  1585 Broadway
                  New York, New York 10036
                  Attention: General Counsel's Office

         In the case of the Depositor:

                  Morgan Stanley Capital I Inc.
                  1585 Broadway
                  New York, New York 10036
                  Attention:  Morgan Stanley Mortgage Loan Trust 2006-9AR

         In the case of the Trustee:

                  LaSalle Bank National Association
                  135 South LaSalle Street, Suite 1625
                  Chicago, Illinois 60603
                  Attention: Global Securities and Trust Services MSM 2006-9AR

         In the case of the Seller:

                  American Home Mortgage Corp.
                  538 Broadhollow Road
                  Melville, NY 11747
                  Attention: General Counsel

or to such other address as may hereafter be furnished by the Depositor and the Trustee to the parties in accordance with the provisions of the Purchase Agreements.

             8.   Ratification

             Except as modified and expressly amended by this Assignment, the Purchase Agreements are in all respects ratified and confirmed, and all terms, provisions and conditions thereof shall be and remain in full force and effect.

             9.   Counterparts

             This Assignment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

             10.  Definitions


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         Any capitalized term used but not defined in this Assignment has the same meaning as in the December Purchase Agreement.

                           [SIGNATURE PAGE FOLLOWS]







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         IN WITNESS WHEREOF, the parties hereto have executed this Assignment the day and year first above written.

                                  MORGAN STANLEY MORTGAGE CAPITAL INC.


                                  By: /s/ Valerie Kay
                                      ------------------------------------------
                                      Name:   Valerie Kay
                                      Title:  VP


                                  MORGAN STANLEY CAPITAL I INC.


                                  By: /s/ Valerie Kay
                                      ------------------------------------------
                                      Name:   Valerie Kay
                                      Title:  VP


                                  AMERICAN HOME MORTGAGE CORP.


                                  By: /s/ Alan B. Horn
                                      ------------------------------------------
                                      Name:   Alan B. Horn
                                      Title:  EVP, General Counsel and Secretary




Acknowledged and Agreed:

LASALLE BANK NATIONAL ASSOCIATION,
as Trustee of Morgan Stanley
Mortgage Loan Trust 2006-9AR



By: /s/ Susan L. Feld
    -----------------------------------
Name:   Susan L. Feld
Title:  Assistant VP


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                                   EXHIBIT I

                            Mortgage Loan Schedule

              [see Schedule A to Pooling and Servicing Agreement]

                                  EXHIBIT II


Additional Disclosure Notification

Wells Fargo Bank, N.A., as Securities Administrator and Master Servicer 9062 Old Annapolis Road
Columbia, Maryland 21045
Fax: (410) 715-2380
E-mail:  cts.sec.notifications@wellsfargo.com
Attn:  Corporate Trust Services - MSM 2006-9AR - SEC REPORT PROCESSING

Morgan Stanley Capital I Inc.
1585 Broadway
New York, New York 10036
Attention:  Morgan Stanley Mortgage Loan Trust 2006-9AR


RE:  **Additional Form [  ] Disclosure**Required

Ladies and Gentlemen:

         In accordance with Section 4(a) of the Assignment, Assumption and Recognition Agreement, dated as of [date], among Morgan Stanley Capital I Inc., as Depositor, American Home Mortgage Corp., Wells Fargo Bank, National Association, as Securities Administrator and Master Servicer, and LaSalle Bank National Association as Trustee. The Undersigned hereby notifies you that certain events have come to our attention that [will][may] need to be disclosed on Form [ ]. Description of Additional Form [ ] Disclosure:



List of Any Attachments hereto to be included in the Additional Form [ ]
Disclosure:

         Any inquiries related to this notification should be directed to [ ], phone number: [ ]; email address: [ ].

                                                [NAME OF PARTY]

                                                as [role]


                                                By: __________________

                                                    Name:

                                                    Title: